                                                                    Exhibit 10.7

              STRATEGIC PARTNERSHIP AND DISTRIBUTORSHIP AGREEMENT



     THIS AGREEMENT (the "Agreement") is made and entered into this 4th day of December, 1996, by and between: TERAYON CORPORATION (hereinafter called "TERAYON"), a corporation organized and existing under the laws of California, having its principal business office at 2952 Bunker Hill Lane, Santa Clara, CA, USA and SUMITOMO CORPORATION, Information and Telecommunications Business Dept. (hereinafter called "SUMITOMO"), a corporation organized and existing under the laws of Japan, having its principal business office at 2-2, Hitotsubashi 1-chome, Chiyoda-ku, Tokyo, Japan.


                                   RECITALS:


     WHEREAS, TERAYON has developed "S-CDMA" modulation and CATV/Internet products which use S-CDMA as a result of its research and development efforts; and

     WHEREAS, SUMITOMO has promoted CATV and Internet related businesses in Japan as a result of its efforts; and

     WHEREAS, TERAYON is engaged in the business of manufacturing, selling and exporting the products described herein; and

     WHEREAS, TERAYON desires to promote the sales of such products in the territory described herein; and

     WHEREAS, TERAYON desires to appoint SUMITOMO as a strategic partner for entering CATV/Internet products distribution business in accordance with the terms and conditions of this Agreement; and

     WHEREAS, SUMITOMO desires to obtain an exclusive right to market such products in Japan and a non-exclusive right to market such products in the rest of the world, and to obtain an option to manufacture TERAYON'S products for resale.

     NOW THEREFORE, the parties hereto, in consideration of the premises and covenants and undertakings herein contained, mutually agree as follows:

                                   ARTICLE 1

                                  APPOINTMENT

     1.1 Subject to the terms and conditions of this Agreement, TERAYON and SUMITOMO hereby agree to become strategic partner for promoting CATV/Internet products and TERAYON hereby appoints SUMITOMO as the exclusive distributor for TERAYON'S CATV/Internet products described in Schedule A (hereinafter
                                              ----------
"PRODUCTS") in Japan (hereinafter "TERRITORY") and

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

as the non-exclusive distributor for PRODUCTS in the rest of the world (hereinafter "NON-EXCLUSIVE TERRITORY").

     1.2 Subject to the terms and conditions of this Agreement, TERAYON hereby grants SUMITOMO an option to manufacture PRODUCTS for resale during the course of this Agreement on terms and conditions to be agreed upon by the parties.

                                   ARTICLE 2

                              DUTIES OF SUMITOMO

     2.1 SUMITOMO hereby accepts such appointment as the exclusive distributor for PRODUCTS in TERRITORY and the non-exclusive distributor for PRODUCTS in the NON- EXCLUSIVE TERRITORY, and represents that it has reasonably adequate facilities and personnel to perform the services hereinafter set forth, and agrees to the following:

         (a) It shall use its efforts through its sales and merchandising programs to promote the sales of PRODUCTS within the TERRITORY and NON-EXCLUSIVE TERRITORY.

         (b) It shall solicit orders for and sell PRODUCTS within TERRITORY and NON- EXCLUSIVE TERRITORY.

         (c) SUMITOMO shall perform its own trial of PRODUCTS within TERRITORY at its own expense.

         (d) SUMITOMO shall demonstrate PRODUCTS at its booth in trade shows.

         (e) It shall at all times conduct its affairs under this Agreement in accordance with the high standards of business ethics and propriety.

         (f) SUMITOMO shall provide sales support and front-line post-sales support of PRODUCTS . TERAYON shall not be responsible for providing any support for any PRODUCTS sold by SUMITOMO. In addition, SUMITOMO shall prepare Japanese manuals and sales documents for PRODUCTS. TERAYON hereby grants SUMITOMO a limited copyright license to use, modify, translate, create derivative works of, reproduce and distribute, through multiple tiers of distribution, PRODUCT documentation and sales literature produced by TERAYON for the purpose of creating appropriate Japanese-language manuals and sales literature. SUMITOMO will make copies of the Japanese-language manuals and sales literature available to TERAYON at TERAYON'S request, and agrees to make any changes to these materials required for technical accuracy.

         (g) SUMITOMO shall cooperate with TERAYON to determine technical specifications required for PRODUCTS to be successfully installed and work with


                                      2.

CATV/Internet systems in the TERRITORY and NON-EXCLUSIVE TERRITORY, and shall communicate any modifications of the PRODUCTS required to conform to such technical specifications to TERAYON with sufficient lead time to permit TERAYON to make such modifications in a timely manner to fill SUMITOMO's orders for such modified PRODUCTS.

                                   ARTICLE 3

                               DUTIES OF TERAYON

     3.1 During the term of this Agreement, TERAYON agrees as follows:

         (a) TERAYON shall refer to SUMITOMO all inquiries or orders for PRODUCTS which TERAYON receives directly from potential customers in the TERRITORY as long as SUMITOMO is the exclusive distributor of PRODUCTS in the TERRITORY.

         (b) TERAYON shall use its best commercial efforts to produce PRODUCTS suitable for installation and use in the TERRITORY pursuant to SUMITOMO's requests for modifications as set forth in Section 2.1(g).

         (c) TERAYON shall furnish to SUMITOMO, at no cost, a reasonable quantity of available catalogues, quotation sheets, specifications and technical data for the promotion of sales of the PRODUCTS in the TERRITORY and NON-EXCLUSIVE TERRITORY.

         (d) TERAYON shall provide reasonable technical sales assistance and technical advice for use of PRODUCTS in combination with other products, equipment, devices, software, systems, data or services not supplied by TERAYON at any locations requested by SUMITOMO under terms and conditions to be agreed upon by TERAYON and SUMITOMO.

         (e) TERAYON shall provide initial training in the installation and use of PRODUCTS at TERAYON'S California facilities and TERAYON'S field trial location free of charge.

         (f) TERAYON will use its best commercial efforts to supply PRODUCTS according to all reasonable requirements of SUMITOMO in the TERRITORY and NON-EXCLUSIVE TERRITORY, subject to the provisions of Article 5 ("Sale of Products").

                                   ARTICLE 4

                       PROHIBITION OF SALES IN TERRITORY

     4.1 As long as SUMITOMO is the exclusive distributor of PRODUCTS in the TERRITORY, TERAYON shall not sell any PRODUCTS to any person, firm or corporation in TERRITORY other than SUMITOMO.

                                      3.

                                   ARTICLE 5

                               SALES OF PRODUCTS

     5.1 All sales of PRODUCTS hereunder shall be made by TERAYON to SUMITOMO for SUMITOMO's resale to its customers. SUMITOMO shall be free to resell PRODUCTS purchased from TERAYON to customers within TERRITORY and NON-EXCLUSIVE TERRITORY at whatever prices and on whatever terms and conditions SUMITOMO determines shall best promote the purpose of this Agreement.

     5.2 SUMITOMO's purchase orders for SUMITOMO Products shall contain the quantity to be purchased, the delivery destinations, the requested delivery dates, any special shipping or delivery instructions, billing instructions and any other special information required by this Agreement. The terms and conditions of this Agreement with respect to the purchase and distribution of SUMITOMO Products shall be incorporated into and made a part of each SUMITOMO purchase order and each amendment thereto agreed on by the parties. TERAYON reserves the right to reject any purchase order that is not consistent with the terms of this Agreement The terms and conditions of this Agreement shall supersede any terms set forth in any purchase order or other SUMITOMO document delivered in connection with SUMITOMO's purchases under this Agreement, and any terms and conditions appearing in any purchase order that are inconsistent with or in addition to the terms and conditions of this Agreement shall be of no force and effect. No general or form acknowledgment by TERAYON of any SUMITOMO purchase order or any communications with respect to such an order, or the making of deliveries with respect thereto, shall in any case be construed as acceptance or approval of any change in the terms or conditions of this Agreement.

     5.3 Shipping terms shall be F.O.B. (INCOTERMS 1990) TERAYON'S manufacturing facilities. SUMITOMO shall be responsible for all freight and related costs for shipment to SUMITOMO's specified destinations.

     5.4 All purchase orders shall be issued at least ninety (90) days before the stated delivery date. Should urgent delivery be required, however, Terayon will endeavor to expedite shipment in order to fulfill the order.

     5.5 TERAYON will endeavor to fill all SUMITOMO orders for PRODUCTS insofar as it is practicable and consistent with its production schedules to do so, but in the event of its failure to fill all or part of any order, TERAYON shall not be to any extent liable or responsible therefor. No SUMITOMO purchase order will become fixed and binding on TERAYON unless and until accepted by TERAYON. TERAYON may reject any purchase order that is not consistent with the terms of this Agreement.

     5.6 Payment for all PRODUCTS will be made in US Dollars within sixty (60) days of TERAYON'S presentation of the applicable invoice and relevant shipping documents.


                                      4.

                       CONFIDENTIAL TREATMENT REQUESTED

     5.7 Risk of loss from any cause whatsoever shall be borne by SUMITOMO from the time of delivery of PRODUCTS to a carrier by TERAYON at the F.O.B. point (INCOTERMS 1990). Unless otherwise instructed by SUMITOMO in writing, shipment will be made by the means and carrier selected by TERAYON.

     5.8 Title to all PRODUCTS will remain with TERAYON until full payment therefor is made by SUMITOMO, provided that at no time will title to any software or firmware included in or with the PRODUCTS pass to SUMITOMO.

     5.9 TERAYON shall provide a limited warranty for the PRODUCTS as set forth in Schedule B.
   ----------

                                   ARTICLE 6

                               MINIMUM QUANTITY

     6.1 SUMITOMO agrees to purchase from TERAYON the minimum annual quantities of PRODUCTS set forth below (each year being measured from the date of TERAYON'S first PRODUCTS shipment to SUMITOMO's end users, except shipments to SUMITOMO for its field trial in the TERRITORY) without any penalty.

First Year:   [*****] Quantity of "TeraPro" modems

Second Year:  [******] Quantity of "TeraPro" modems

Third Year:   [******] Quantity of "TeraPro" modems


Provided, however, that prior to the commencement of each of the Second and Third Years, both parties hereto shall discuss the sales forecast for such Second and Third Year and consider making a reasonable adjustment of the minimum annual quantity as set forth above if required by business conditions in the TERRITORY.

     6.2 If SUMITOMO does not purchase a total of [**********************] units by the end of the first year or [************************] units by the end of the Second Year, Sumitomo shall continue to use its best commercial efforts to improve the promotion and secure sales of the PRODUCTS in the TERRITORY and shall present to TERAYON its improved promotion and support plans for the following year.

                                   ARTICLE 7

                                     PRICE

7.1 The prices to be payable by SUMITOMO for PRODUCTS under this Agreement shall be those established in the price list and discount schedule set forth in Schedule C hereto.
----------

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                                      5.

                       CONFIDENTIAL TREATMENT REQUESTED

TERAYON reserves the right to change the price list on one hundred and twenty
(120) days prior notice to SUMITOMO.

                                   ARTICLE 8

                          TRADE NAMES AND TRADEMARKS

     8.1 SUMITOMO shall have the right to use TERAYON'S trade names and trademarks in the promotion and sales of PRODUCTS under this Agreement, provided, however, that TERAYON reserves the right to restrict any such use which is detrimental to the names or marks, and to require SUMITOMO to cease use of any mark which is, or in TERAYON'S opinion is likely to become, subject to a claim of infringement.

     8.2 SUMITOMO shall not remove, alter or obliterate any trade name or trademark affixed to PRODUCTS, nor shall it add any other names or marks, except with the prior written consent of TERAYON. SUMITOMO agrees to display the following notices of trademark status adjacent to and with the first or most prominent use of a TERAYON trademark in each piece of advertising or printed materials in which such trademark appears and includes the respective legends adjacent to or as a footnote to the trademarks as follows:

         (a) [********] is a trademark of Terayon Corporation, which may be registered in certain jurisdictions; and

         (b) Such other symbols and notices as may be prescribed by TERAYON from time to time.

                                   ARTICLE 9

                                   INDEMNITY

     9.1 Subject to the limit of liability in Article 18 ("Limitation of Liability"), TERAYON shall indemnify and hold harmless SUMITOMO from and against all actions, proceedings, claims, damages, costs and demands which may arise out of or in connection with any claims of infringement of patent, copyright, trademark or other intellectual property rights, provided, however, that SUMITOMO shall in every instance refrain from making any admission of liability, shall give TERAYON a notice of any claim made, shall give TERAYON sole and exclusive control of the defense or settlement of any such claim and shall assist in the defense of such claim. TERAYON shall have no liability to for any action or claim alleging infringement or misappropriation based upon (a) TERAYON'S compliance with SUMITOMO's instructions, drawings, designs or functional specifications; (b) any use of the PRODUCTS in a manner other than as specified by TERAYON; (c) any use of the products in combination with other products, equipment, devices, software, systems, data or services not supplied by TERAYON to the extent that the such claim is directed against such combination; or (d) any alteration or modification of the products by anyone other than TERAYON. if any PRODUCTS supplied

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.


                                      6.

by TERAYON to SUMITOMO shall be held to directly infringe any valid intellectual property right in the TERRITORY or NON-EXCLUSIVE TERRITORY and the use of same is enjoined, or if TERAYON believes such a holding is likely, terayon shall, at its option and its expense, have the right: (i) to procure for SUMITOMO the right to use such products free of liability for infringement, or (ii) to replace (or modify) the products with a non-infringing substitute otherwise complying substantially with all the requirements of this agreement, or (iii) upon return of the PRODUCTS, refund the purchase price and the transportation costs of the products. if the infringement is alleged prior to completion of delivery of the PRODUCTS, TERAYON shall have the right to decline to make further shipments without being in breach of the agreement.

     9.2 SUMITOMO shall indemnify TERAYON for (i) failure to pay taxes and (ii) for all actions, proceedings, claims, damages, costs and demands which may arise out of or in connection with any unauthorized warranties made to customers by SUMITOMO with respect to the PRODUCTS or TERAYON. TERAYON authorizes SUMITOMO to make warranties to customers with respect to the PRODUCTS which are the same as the warranties made by TERAYON to SUMITOMO with respect to such PRODUCTS.

                                  ARTICLE 10

                                CONFIDENTIALITY

     10.1 The terms and conditions of the confidentiality agreement between the parties dated October 16.1996 are incorporated into this Agreement by reference and shall govern the exchange of confidential information between the parties during and after the term of the Agreement.

     10.2 Notwithstanding the Article 10.1 above, either of the parties may disclose such information if required by laws, regulations or orders of the Government of Japan or the United states Government, or any of their competent agencies.

                                  ARTICLE 11

                            INDEPENDENT CONTRACTOR

     11.1 The relationship between TERAYON and SUMITOMO shall be that of seller and buyer. Neither party shall be deemed or construed the legal agent of the other for any purpose whatsoever, and neither party shall have any right or authority to make or undertake any promise, warranty or representation, to execute any contract or otherwise to assume any obligation or responsibility in the name of or on behalf of the other party, except to the extent specifically authorized in writing by the other party.


                                      7.

                       CONFIDENTIAL TREATMENT REQUESTED

                                  ARTICLE 12

                                     TERM

     12.1 Unless sooner terminated pursuant to the other provisions of this Agreement, the term of this Agreement shall be a three (3) year period commencing on the date hereof. This Agreement shall be subject to automatic extension for additional one (1) year period unless either party, with or without cause, shall give written notice of termination to the other not less than ninety (90) days prior to the end of the initial term of this Agreement or any extension thereof.

                                  ARTICLE 13

                                  TERMINATION

     13.1 Either of the parties hereto may terminate this Agreement by giving a written notice of termination to the other party:

         (a) if the other party breaches any of the provisions of this Agreement and does not remedy the breach within thirty (30) days after a written notice is given requesting such party to remedy the breach; and

         (b) if the other party becomes insolvent, or any voluntary or involuntary petition in bankruptcy or for corporate reorganization is filed by or against the other party, or a receiver is appointed with respect to any of the assets of the other party, or a liquidation proceeding is commenced by or against the other party.

     13.2 Nothing in this Article 13 shall affect, be construed, or operate as a waiver of any right of the party aggrieved by any breach of this Agreement to recover any loss or damage incurred as a result of such breach, either before or after the termination hereof.

     13.3 TERAYON commits to [*******] to insure that PRODUCTS [******] in the TERRITORY. SUMITOMO may terminate the Agreement [***********] notice to TERAYON [***********]

                                  ARTICLE 14

                             EFFECT OF TERMINATION

     14.1 Upon the termination of this Agreement for any reason, other than with respect to the liquidation of the inventory which is then in the possession of SUMITOMO and will not be repurchased by TERAYON, SUMITOMO shall discontinue the use of TERAYON'S names and trade-marks, labels, copyrights, and other advertising media and shall remove all signs and displays relating thereto and return to TERAYON any material labeled "Confidential" received

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                                      8.

from TERAYON, except for those materials necessary for the provision of support to the installed base of PRODUCTS as of the termination date. SUMITOMO will continue to provide support for PRODUCTS in the field unless otherwise agreed by the parties.

     14.2 Upon the termination of this Agreement for any reason, TERAYON shall have the option to repurchase PRODUCTS then in the possession of SUMITOMO and available for sales, at the prices originally billed to SUMITOMO.

     14.3 No termination of this Agreement shall release either party from any liability or obligation which has therefore accrued and remains to be performed as of the date of such termination.

     14.4 The following Articles and Sections of this Agreement shall survive termination: Article 10 ("Confidentiality"), Section 5.7, Section 5.8, Article 9 ("Indemnity"), Article 14 ("Effect of Termination"), Article 16 ("Governing Law"), Article 18 ("Limitation of Liability"), Article 19 ("Assignment"),
Article 22 ("Entire Agreement"), and Article 25 ("Notice").

                                   ARTICLE 15

                                  FORCE MAJEURE

     15.1 Any other provision contained herein to the contrary notwithstanding, neither party hereto shall be liable to the other party for any delay or failure to perform any of its obligations hereunder caused due to governmental regulations or directions, outbreak of a state of emergency, Act of God, war, warlike hostilities, civil commotions, riots, epidemics, storms, fires, strikes, lockouts, and any other similar cause or causes beyond the reasonable control of such party.

                                   ARTICLE 16

                                  GOVERNING LAW

     16.1 This Agreement shall be construed in accordance with and governed by the laws of the State of California as those laws are applied to contracts entered into and to be performed entirely in California by California residents. The parties agree to submit to the non-exclusive jurisdiction and venue of the federal and state courts of the State of California. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

                                   ARTICLE 17

                                   ARBITRATION

                                       9.

                       CONFIDENTIAL TREATMENT REQUESTED

     17.1 All disputes, controversies or differences which may arise between the parties out of or in relation to or in connection with the AGREEMENT shall be settled amicably. If settlement is not reached between the parties hereto, it shall be exclusively submitted to and finally settled by arbitration to be conducted in Tokyo, Japan or in California, USA in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall be held in English, and subject to California law, in Tokyo when it is requested by TERAYON, or in California when it is requested by SUMITOMO. The award shall be final and binding upon both parties. Any dispute concerning the ownership of intellectual property shall not be subject to arbitration.

                                   ARTICLE 18

                               LIMIT OF LIABILITY

     18.1 TERAYON'S AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE), AND INCLUDING ANY LIABILITY UNDER SECTION 5.9 ("LIMITED WARRANTY") AND ARTICLE 9 ("INDEMNITY"), SHALL NOT EXCEED [*******]. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, EXEMPLARY, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT FOR A BREACH EITHER PARTY'S OBLIGATIONS WITH RESPECT TO ARTICLE 10 ("CONFIDENTIALITY"). THE LIMITATIONS OF LIABILITY CONTAINED IN THIS AGREEMENT ARE A FUNDAMENTAL PART OF THE BASIS OF EACH PARTY'S BARGAIN HEREUNDER, AND NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS.

                                   ARTICLE 19

                                   ASSIGNMENT

     19.1 Neither of the parties hereto shall assign, pledge, delegate or otherwise dispose of any of its rights or its duties under this Agreement without the prior written consent of the other party hereto.

                                   ARTICLE 20

                                     WAIVER

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                                      10.

     20.1 Waiver of any default in the performance of any part of this Agreement shall not apply to or be deemed a waiver of any other or further default hereunder or thereunder. Similarly, no waiver of any condition shall operate thereafter as a waiver of the same or any other condition.

                                   ARTICLE 21

                                    AMENDMENT

     21.1 No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No modifications, alterations, additions or changes in the terms hereof shall be binding on either party hereto unless reduced to writing and executed by the duly authorized representative of each party.

                                   ARTICLE 22

                                ENTIRE AGREEMENT

     22.1 This Agreement shall supersede any and all prior agreements, understandings, arrangements, promises, representations, warranties, and/or any contracts of any form or nature whatsoever, whether oral or in writing and whether explicit or implicit, which may have been entered into prior to the execution hereof between the parties, their officers, directors, or employees as to the subject matter hereof. Neither of the parties hereto has relied upon any oral representation of the other party.

                                   ARTICLE 23

                                  SEVERABILITY

     23.1 In the event that any term or provision of this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, and either party shall determine that such invalidity, illegality, or unenforceability goes to the heart of this Agreement, then that party shall have the right to terminate this Agreement upon sixty (60) days' prior written notice to the other party. In the event either party does not so terminate this Agreement, this Agreement shall continue in full force and effect, except that it shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

                                   ARTICLE 24

                            SUCCESSORS AND ASSIGNEES

                                      11.

     24.1 This Agreement shall inure to the benefit of and be binding upon the successors and permitted assignees of the parties hereof. ARTICLE 25

                                     NOTICE

     25.1 Any notice or communication required or permitted to be given by either party to the other pursuant to this Agreement shall be sent to the following address and may be given by fax or by prepaid airmail post and shall be deemed to have been given:

          (a) in the case of notice by fax, when dispatched; or

          (b) in the case of notice by prepaid airmail post, ten (10) full calendar days after posting; and in proving the giving of such notice it shall be sufficient to prove that the fax was duly dispatched or the letter was duly posted.

     TERAYON:

     Terayon Corporation
     2952 Bunker Hill Lane
     Santa Clara, CA 95054
     attention:  President
     fax: (408) 727-6205

     SUMITOMO:
     2-2, Hitotsubashi 1-chome, Chiyoda-ku,
     C.P.O.Box 1524 Tokyo, 100-91 Japan
     Information and Telecommunications Business (ELF'S) Dept. Attn : Mr.Shin Kinoashita
     Fax No. +81-3-3217-7027

     25.2 Either party may at any time and from time to time change its address and fax number for the purpose of this Article 24 by giving notice to the other pursuant to this Article. ARTICLE 26

                                    HEADINGS

     26.1 Headings included in this Agreement are included for the purpose of convenience only and shall not affect the construction or interpretation of any of its provisions.

                                      12.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                   TERAYON CORPORATION




                                   By: ZAKI RAKIB [s/s]

                                   Name: Zaki Rakib
                                   Title: Chief Executive Officer

                                   SUMITOMO CORPORATION



                                   By: ISAO MOMOTA
                                   Name: Isao Momota
                                   Title:  Deputy General Manager


                                      13.

                                   SCHEDULE A

                                TERAYON PRODUCTS

1.  TeraLink 1000 head-end controller and data multiplexer

2.  TeraPro Cable Modem

                                   SCHEDULE B

            TERAYON LIMITED WARRANTY AND PRODUCT LIABILITY INDEMNITY

1. All PRODUCTS shall be deemed accepted by SUMITOMO upon delivery.

2. TERAYON warrants, to SUMITOMO only, that all PRODUCTS shall substantially conform to the specifications established for the PRODUCTS under normal use and service for ninety (90) days after delivery to SUMITOMO ("the Warranty Period"). During the Warranty Period, if any product fails to substantially conform to the applicable specifications, SUMITOMO shall notify TERAYON in writing of such non-conformance as soon as SUMITOMO becomes aware of it. If requested by TERAYON, SUMITOMO agrees to return the defective PRODUCTS to TERAYON, at TERAYON'S expense, with packaging and shipping documents bearing a returned materials authorization ("RMA") number or code assigned by TERAYON.

3. SUMITOMO's sole and exclusive remedy for any PRODUCTS which do not conform to the warranty in the preceding Paragraph 2 of this Exhibit will be for TERAYON, at TERAYON'S option, to repair or replace the PRODUCT or, if neither of these are commercially feasible, then to refund the purchase price therefor.

4. TERAYON agrees to defend SUMITOMO against all third party claims that the PRODUCTS are the sole cause of any personal injury or property damage and will pay any damages and costs (including reasonable attorney fees) finally awarded by a court of competent jurisdiction or arbitrators, provided that SUMITOMO shall in all instances refrain from making any admission of liability, shall give TERAYON a notice of any claim made, shall give TERAYON sole and exclusive control of the defense and settlement of any such claim and shall assist in the defense of such claim.

5. TERAYON DISCLAIMS ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING BUT NOT LIMITED TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

6. All of the foregoing obligations in this Exhibit are subject to the limit of liability as set out in Article 18 of the Agreement.

                       CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE C

                             PRODUCT PRICES [****]

     1. SUMITOMO will be entitled to purchase PRODUCTS [**********] as follows:




 [****]                         [*******************]                      [**%]

                                [********************]                     [**%]

[**********]                    [***********************]                  [**%]

                                           [***************]               [**%]

                                           [****************]              [**%]

                                           [**********]                    [**%]

                                [***************************]              [**%]

                                           [**********************]        [**%]

                                           [**********************]        [**%]

                                           [*************]                 [**%]



[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.